                                                                 Exhibit 10.6(F)

                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
January 31, 2006, among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-1 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-1 Trust,
Washington Mutual Bank fsb, a federally chartered savings bank ("WMB fsb"), and
Washington Mutual Bank (formerly known as Washington Mutual Bank, FA), a federally chartered savings bank ("WMB");

     WHEREAS, pursuant to (i) that certain Mortgage Loan Purchase and Sale
Agreement (Amended and Restated), dated as of July 1, 2003, by and among WMB fsb, WMB and Assignor (as successor in interest to Banc of America Mortgage
Capital Corporation), as purchaser (as amended by (a) that certain Master
Assignment, Assumption and Recognition Agreement (the "MAAR") dated as of July
1, 2004, by and among Banc of America Mortgage Capital Corporation, the Assignor
and WMB and (b) that certain Regulation AB Amendment to the Mortgage Loan
Purchase and Sale Agreement, dated as of January 1, 2006, by and among
Washington Mutual Bank fsb, WMB and Assignor) (the "Purchase Agreement"), (ii)
the Servicing Agreement (Amended and Restated), dated as of July 1, 2003, by and between the Assignor and WMB, as servicer (the "Servicer") (as amended by (a)
the MAAR and (b) that certain Regulation AB Amendment to the Servicing
Agreement, dated as of January 1, 2006, by and between WMB and Assignor) (the
"Servicing Agreement"), (iii) that certain Term Sheet, dated as of October 26,
2005, by and between the Assignor and WMB, (iv) that certain Term Sheet, dated as of November 22, 2005, by and between the Assignor and WMB and (v) that certain Term Sheet, dated as of December 22, 2005, by and between the Assignor and WMB (each, a "Term Sheet" and collectively, the "Term Sheets" and together with the Purchase Agreement and the Servicing Agreement, the "Underlying
Agreements"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from WMB on a servicing retained basis and WMB currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (in such capacity, the "Securities

                                        1

Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under (a) the mortgage loans delivered under the Underlying Agreements by WMB to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans") and (b) all rights and obligations under the Underlying Agreements to the extent related to the Mortgage Loans.

     The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase Agreement and the Servicing Agreement other than the Mortgage
Loans.

     The Assignee assumes all of the interests and rights of the Assignor under the Underlying Agreements solely with respect to the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, WMB and the Assignee that, as of the date hereof:

     a.   The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of the interests, rights and obligations under the Underlying Agreements as they relate to the Mortgage Loans free and clear from any and all claims and encumbrances whatsoever;

     b.   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to WMB with respect to the Underlying Agreements or the Mortgage Loans;

     c.   The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Underlying Agreements or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the
          Purchase Agreement, the Servicing Agreement or the Mortgage Loans; and

     d.   Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
          Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the
          Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect

          to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the
          Mortgage Loans under the Securities Act of 1933, as amended (the
          "Securities Act"), or which would render the disposition of the
          Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, WMB shall (i) note the transfer of the
Mortgage Loans to the Assignee in its books and records and (ii) recognize the
Assignee as the owner of the Mortgage Loans. WMB acknowledges that the Master
Servicer, pursuant to the Pooling Agreement, will administer on behalf of the
Assignee the terms and conditions of the Servicing Agreement. The Master
Servicer shall be authorized to enforce directly against the Servicer any of the obligations of the Servicer to the Assignor or its assignees provided for in the
Servicing Agreement, other than the indemnification obligations of the Servicer to the Assignor only.

     4. The Servicer hereby agrees to service the Mortgage Loans in accordance with the terms of the Servicing Agreement, as modified by Section 8 herein, for the benefit of the Assignee. All remittances by the Servicer shall be made to the account or accounts designated by the Master Servicer to the Servicer in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK,
N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO:
BAFC 2006-1 # 50892400.

     5. WMB hereby represents and warrants severally and not jointly to each of the other parties hereto (i) that the representations and warranties of WMB in
Section 3.2 of the Purchase Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that WMB has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage
Loans.

     6. In accordance with Section 2.1 of the Purchase Agreement, the Assignor hereby instructs WMB, and WMB hereby agrees, to have Washington Mutual Bank fsb, as the custodian, release from its custody and deliver the Collateral File (as defined in the Purchase Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 9 herein on or before the closing date of the related Pass-Through
Transfer (as defined in the Purchase Agreement).

     7. WMB, WMB fsb, BAFC and the Assignee hereby agree to the following modifications to the Purchase Agreement with respect to the Mortgage Loans:

          Section 3.1. Section 3.1(aa) is hereby modified by replacing the second sentence therein with the following:

          "If such Mortgage Loan had at the time of origination a Loan-to-Value
          Ratio in excess of 80%, the excess over 80% is and will be insured as to payment defaults by a Primary Mortgage Insurance Policy."

     8. The Servicer hereby agrees to the following modifications to the
Servicing Agreement with respect to the Mortgage Loans:

     a.   Article 1. The first sentence in the definition of "Monthly Remittance
          Date" is hereby replaced in its entirety with the following:

          "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month."

     b.   Section 3.2. Section 3.2(a) is modified by adding the following as the second paragraph of such section:

          "The Servicer shall provide to the Owner or any master servicer (the
          "Master Servicer") (i) the information set forth in Exhibit A, Exhibit
          B and Exhibit C and (ii) any other information the Master Servicer reasonably requires (provided, that, the Servicer shall have no obligation to provide to the Master Servicer any information pursuant to this clause (ii) which is unduly burdensome or costly for the
          Servicer to provide to the Master Servicer), in each case in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between the Servicer and the Master
          Servicer, with respect to each Mortgage Loan serviced by the Servicer no later than the fifth (5th) business day of each month, or if such day is not a business day, the next business day, commencing on
          February 6, 2006 to enable the Master Servicer to provide such information to the securities administrator."

          The exhibits referenced in this Section 8(b) are attached to this
          Agreement on Exhibit B hereto.

     c.   For purposes of clarification, the Servicing Fee Rate is equal to
          0.250% per annum.

     d.   For purposes of clarification, WAMU shall have no right to substitute for a Mortgage Loan in case of a material breach of a representation or warranty and shall be required to repurchase such Mortgage Loan as provided in Section 3.3(b) of the Purchase Agreement.

     9. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

          U.S. Bank National Association
          209 S. LaSalle Street, Suite 300
          Chicago, Illinois 60604
          Attention: Structured Finance Trust Services, BAFC 2006-1

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Underlying Agreements is:

          Bank of America, National Association
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

          Banc of America Funding Corporation
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: General Counsel and Chief Financial Officer

     WMB's address for purposes of all notices and correspondence related to the
Mortgage Loans is:

          Washington Mutual Bank
          1201 3rd Avenue
          WMT1706
          Seattle, Washington 98101
          Attention: General Counsel

     The Servicer's address for purposes of all notices and correspondence related to its role as Servicer of the Mortgage Loans is:

          Washington Mutual Bank
          9401 Oakdale Avenue, N080108
          Chatsworth, CA 91311
          Attention: Investor Reporting

     10. WMB hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement, and therefore has the right to enforce all obligations of WMB, as they relate to the Mortgage Loans, under the Underlying Agreements. Such right will include, without limitation, the right to exercise any and all rights of the Assignor
(but not the obligations) under the Underlying Agreements to monitor and enforce the obligations of WMB thereunder, the right to terminate WMB under the
Underlying Agreements upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by WMB under the Underlying
Agreements, the right to receive all monthly reports and other data required to be delivered by WMB under the Underlying Agreements, the right to examine the books and records of WMB, the right to enforce the Owner's indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by WMB.

          Notwithstanding anything to the contrary herein, the Master Servicer hereby acknowledges and agrees that the Master Servicer's authority to enforce the obligations of WMB under the Servicing Agreement is solely in a representative capacity and that in no event shall the Master Servicer be entitled to receive indemnification rights from WMB, except as provided in
Section 8.9(b) of the Servicing Agreement. Notwithstanding anything to the contrary herein, nothing shall limit the indemnification rights granted to the
Assignor under the Servicing Agreement or to the Trustee as Assignee under this
Agreement.

     11. Capitalized terms used by not defined herein shall have the meanings assigned to them in the Underlying Agreements.

     12. This Agreement shall be construed in accordance with the laws of the
State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee, WMB,
WMB fsb or BAFC may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee, WMB, WMB fsb or BAFC, respectively, hereunder.

     15. This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of Underlying Agreements to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Underlying Agreements.

     16. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        Assignor

                                        By: /s/ Bruce W. Good
                                            ------------------------------------
                                        Name: Bruce W. Good
                                        Title: Vice President

                                        U.S. Bank National Association,
                                        Assignee

                                        By: /s/ Melissa A. Rosal
                                            ------------------------------------
                                        Name: Melissa A. Rosal
                                        Title: Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            ------------------------------------
                                        Name: Scott Evans
                                        Title: Senior Vice President

                                        Washington Mutual Bank

                                        By: /s/ Salvatore Russo
                                            ------------------------------------
                                        Name: Salvatore Russo
                                        Title: Vice President

                                        Washington Mutual Bank fsb

                                        By: /s/ Salvatore Russo
                                            ------------------------------------
                                        Name: Salvatore Russo
                                        Title: Vice President

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as Master Servicer

By: /s/ Graham Oglesby
    ---------------------------------
Name: Graham Oglesby
Title: Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       1

                                    EXHIBIT B

                                    EXHIBIT A

                      REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A.
Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the
Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the
Master Servicer no later than the date on which statements are due to the Master
Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such
Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the
30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the
     Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

                                       1

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the
     Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the
     Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.  The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

--------------------------------------------------------------------------------

            WELLS FARGO BANK, N.A. Trust: ___________________________
Prepared by: __________________    Date: _______________
Phone: ______________________

-----------------   -------------   ----------------
Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------

WELLS FARGO BANK, N.A.
Loan No. _____________________________
Borrower's Name: _______________________________________________________________
Property
Address: _______________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
   Actual Unpaid Principal Balance of Mortgage Loan   $ _______________  (1)
   Interest accrued at Net Rate                       _________________  (2)
   Attorney's Fees                                    _________________  (3)
   Taxes                                              _________________  (4)
   Property Maintenance                               _________________  (5)
   MI/Hazard Insurance Premiums                       _________________  (6)
   Hazard Loss Expenses                               _________________  (7)
   Accrued Servicing Fees                             _________________  (8)
   Other (itemize)                                    _________________  (9)
   ________________________________________________   $ _______________
   ________________________________________________   _________________
   ________________________________________________   _________________
   ________________________________________________   _________________
TOTAL EXPENSES                                        $ _______________ (10)
CREDITS:
   Escrow Balance                                     $ _______________ (11)
   HIP Refund                                         _________________ (12)
   Rental Receipts                                    _________________ (13)
   Hazard Loss Proceeds                               _________________ (14)
   Primary Mortgage Insurance Proceeds                _________________ (15)
   Proceeds from Sale of Acquired Property            _________________ (16)
   Other (itemize)                                    _________________ (17)
   ________________________________________________   _________________
   ________________________________________________   _________________

   TOTAL CREDITS                                      $________________ (18)
TOTAL REALIZED LOSS (OR Amount OF GAIN)               $________________ (19)

                                    EXHIBIT B

                       FORM OF SERVICER INFORMATION - WMB

          The following information will be e-mailed to the Master Servicer by
WMB:

LOAN NUMBER
INTEREST RATE
PENDING RATE
SCHED P&I PMT
SCHEDULED PRINCIPAL
GROSS INTEREST
CURTAILMENT COLL
PIF PRINCIPAL
PIF INTEREST DIFF
ARM INDEX
PEND INDEX
ENDING SCHED BAL
INVESTOR LOAN NUM
SERVICE FEE RATE
DUE DATE
YIELD RATE
BEGINNING BALANCE
ENDING BALANCE
BEGINNING SCHED BAL
PRINCIPAL COLLECTED
SCHEDULED NET INT
SCHEDULED BUYDOWN
SERVICE FEE COLL
REMITTANCE AMOUNT

In addition, a hard copy of the following information will be sent to the Master
Servicer by WMB:

DELINQUENCIES:
         1-30
         31-60
         61-90
         91 +
   Foreclosures
   REO Properties

                                    EXHIBIT C

STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-----------------------------------------------------------------------------------------------------------------------
                                                                                                                   MAX
COLUMN NAME              DESCRIPTION                                DECIMAL   FORMAT COMMENT                       SIZE
-----------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR         A value assigned by the Servicer to                  Text up to 10 digits                  20
                         define a group of loans.
-----------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each                 Text up to 10 digits                  10
                         loan by the investor.
-----------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by                Text up to 10 digits                  10
                         the Servicer. This may be different than
                         the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the                 Maximum length of 30 (Last, First)    30
                         file. It is not separated by first and
                         last name.
-----------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and               2      No commas(,) or dollar signs ($)      11
                         scheduled interest payment that a
                         borrower is expected to pay, P&I
                         constant.
-----------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by         4      Max length of 6                        6
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the         4      Max length of 6                        6
                         service fee rate as reported by the
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as         4      Max length of 6                        6
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as       2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported       2      No commas(,) or dollar signs ($)      11
                         by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the          4      Max length of 6                        6
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to            4      Max length of 6                        6
                         calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance       2      No commas(,) or dollar signs ($)      11
                         at the beginning of the processing
                         cycle.
-----------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance       2      No commas(,) or dollar signs ($)      11
                         at the end of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle              MM/DD/YYYY                            10
                         that the borrower's next payment is due
                         to the Servicer, as reported by
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be            2      No commas(,) or dollar signs ($)      11
                         applied.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the             MM/DD/YYYY                            10
                         first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first         2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be           2      No commas(,) or dollar signs ($)      11
                         applied.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the             MM/DD/YYYY                            10
                         second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second        2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be            2      No commas(,) or dollar signs ($)      11
                         applied.
-----------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the             MM/DD/YYYY                            10
                         third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third         2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as             2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the             MM/DD/YYYY                            10
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to               Action Code Key: 15=Bankruptcy,        2
                         indicate the default/delinquent status               30=Foreclosure,
                         of a particular loan.                                60=PIF, 63=Substitution,
                                                                              65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as      2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment             2      No commas(,) or dollar signs ($)      11
                         amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount,              2      No commas(,) or dollar signs ($)      11
                         if applicable.
-----------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a       2      No commas(,) or dollar signs ($)      11
                         loss, if applicable.
-----------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal           2      No commas(,) or dollar signs ($)      11
                         amount due at the beginning of the cycle
                         date to be passed through to investors.
-----------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to        2      No commas(,) or dollar signs ($)      11
                         investors at the end of a processing
                         cycle.
-----------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as             2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer for the current
                         cycle -- only applicable for
                         Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less      2      No commas(,) or dollar signs ($)      11
                         the service fee amount for the current
                         cycle as reported by the Servicer --
                         only applicable for Scheduled/Scheduled
                         Loans.
-----------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by      2      No commas(,) or dollar signs ($)      11
                         the Servicer for the current reporting
                         cycle -- only applicable for
                         Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less         2      No commas(,) or dollar signs ($)      11
                         the service fee amount for the current
                         reporting cycle as reported by the
                         Servicer -- only applicable for
                         Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a            2      No commas(,) or dollar signs ($)      11
                         borrower prepays on his loan as reported
                         by the Servicer.
-----------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the         2      No commas(,) or dollar signs ($)      11
                         loan waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the                    MM/DD/YYYY                            10
                         Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                               Varchar - value can be alpha or       30
                                                                              numeric
-----------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and         2      No commas(,) or dollar signs ($)      11
                         interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------

                                   APPENDIX I

                              Underlying Agreements

                                [Attached hereto]